Exhibit 99.1 ANALYST MEETING JUNE 2012 INVESTOR AND

Forward-looking statements Page 2 2012 Investor and Analyst Meeting
Forward-looking statements
Statements in these presentations that are not historical facts are forward-looking statements that reflect management's current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in these presentations include but are not limited to statements concerning: the company’s plans, strategies and objectives for future operations or results; new products, services or developments; future economic conditions, performance or outlook; the outcome of contingencies; the company’s beliefs or expectations; activities that the company intends, expects, projects, believes or anticipates will or may occur in the future; the potential value of contract awards; potential orders or contract opportunities and awards; statements regarding outlook, including guidance or expectations for revenue, earnings, margins and cash flow for the company and its business units; plans to divest Broadcast Communications; and assumptions underlying any of the foregoing. Forward-looking statements may be identified by use of words such as “believes,” “expects,” “may,” “should,” “would,” “will,” “intends,” “plans,” “target,” “forecast,” “estimates,” “anticipates,”
“projects,” or similar words or expressions. The company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-
looking statements. The company's consolidated results and the forward-looking statements could be affected by many factors, including but not limited to: the loss of the company’s relationship with the U.S. government or a shift in U.S. government funding; potential changes in
U.S. government or customer priorities and requirements (including potential deferrals of awards, terminations, reductions of expenditures, changes to respond to the priorities of Congress and the Administration, budgetary constraints, debt ceiling implications, and cost-cutting initiatives); risks inherent with large long-term fixed-price contracts, particularly the ability to contain cost overruns; the potential impact of a security breach, through cyber attack or otherwise, or other significant disruptions of the company’s IT networks and systems or those the company operates for customers; financial and government and regulatory risks relating to international sales and operations; the continued
effects of the general downturn in the global economy and U.S. government’s budget deficits and national debt; the ability to continue to develop new products that achieve market acceptance; the consequences of future geo-political events; strategic acquisitions and the risks and uncertainties related thereto, including the ability to manage and integrate acquired businesses; performance of subcontractors and suppliers; potential claims that the company is infringing the intellectual property rights of third parties; the successful resolution of patent infringement claims and the ultimate outcome of other contingencies, litigation and legal matters; risks inherent in developing new technologies; changes in the company’s effective tax rate; the potential impact of natural disasters or other disruptions on the company’s operations; the potential impact of changes in the regulatory framework that applies to, or of satellite bandwidth constraints on, the company’s managed satellite and terrestrial communications solutions; the timing and impact of anticipated dispositions of the company’s
Cyber Integrated Solutions operation and Broadcast Communications business; the timing and amount of anticipated gains, losses, impairments and charges related to such dispositions; and changes in future business or other market conditions that could cause business investments and/or recorded goodwill or other long-term assets to become impaired. Further information relating to factors that may impact the company's results and forward-looking statements are disclosed in the company's filings with the SEC. The forward-looking statements contained in these presentations are made as of the date of these presentations, and the company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

BUSINESS AND STRATEGY REVIEW Bill Brown PRESIDENT & CHIEF EXECUTIVE OFFICER

Business and Strategy Review Page 2 2012 Investor and Analyst Meeting
Harris Corporation overview
Integrated
Network
Solutions
Government
Communications
Systems
RF
Communications
• Fiscal 2012 revenue of ~$5.45B
• Industry innovator providing
advanced communications
and information systems
• Global reach in 125
countries with 15,000
employees, including more
than 6,000 engineers
and scientists
Based on guidance provided May 1, 2012.

Business and Strategy Review Page 3 2012 Investor and Analyst Meeting
Investment highlights
•
Strong positions in core markets
•
Solid technology base
•
Good long-term growth prospects
•
Proven track record of financial performance
•
Seasoned, experienced leadership team

Business and Strategy Review Page 4 2012 Investor and Analyst Meeting
Fiscal year 2012
• Outstanding program execution
• Significant competitive wins
• Strong cash generation
• Record cash returned
to shareholders
• Launched portfolio adjustments
Accomplishments
($million except EPS)
Based on guidance provided May 1, 2012.  Reference non-GAAP reconciliation on the Harris investor relations website.
EPS
Operating
income
margin
Revenue
3,956
4,431
4,725
5,418
5,450
$3.16
$3.78
$4.57
$4.98
$5.15
5.25
17%
18%
21%
19%
19%
FY08 FY09 FY10 FY11 FY12
Guid
~18-
-
~

Business and Strategy Review Page 5 2012 Investor and Analyst Meeting
Portfolio optimization
RF
Communications
Government
Communications
Systems
Integrated
Network
Solutions
“Core”
Broadcast
Communications
Off-premise
cloud hosting
Divest
Discontinue
Revenue profile prior to portfolio optimization.

Business and Strategy Review Page 6 2012 Investor and Analyst Meeting
Healthcare
International
Government
Revenue
Commercial
business model
Government program
business model
By business model By end customer
Energy and
Maritime
RF
Communications
Government
Communications
Systems
Integrated Network
Solutions
U.S. DoD
U.S. Intel
U.S. Civil
Public
Safety

Business and Strategy Review Page 7 2012 Investor and Analyst Meeting
Environment
Meaningful use and accountable care driving Healthcare IT transformation
Healthcare
Energy/Maritime
Public Safety
International
Government
U.S. Intel
U.S. Civil
U.S. DoD
Rig/ship count, bandwidth requirements increasing
LTE opportunity pulled forward and favors Harris capabilities
Multi-year modernization programs advancing
Intel programs remain a priority and Harris well-positioned
FAA NextGen and NOAA programs funded
Priority areas like C4ISR favor Harris
Investment accounts declining, possible sequestration
Revenue by end customer
Wideband “to the tactical edge” a priority

Business and Strategy Review Page 8 2012 Investor and Analyst Meeting
Strategy
Sustain and grow core
Drive operational
excellence
Deploy
capital effectively
Debt holders
Acquisitions Shareholders
Supply chain
Overhead
Tactical Comms Government
Communications
Systems
IT Services
Working
capital
Manufacturing
and field
operations
Healthcare
Public Safety and
Professional
Communications
CapRock
Accelerate
growth initiatives

JTRS
programs Ratio
Investment
Company-funded ~$.7B – ~1:4
USG-funded – ~$3.1B
JTRS radios delivered
~200K ~3K ~66:1
Harris
~40%
Industry position
Cumulative units fielded (K)
JTRS
started
7
14
25
37
56
96
157
251
309
395
462
Falcon II
Falcon III
Tactical Communications – building
a global leader
Source:  Company estimates
#1
Business and Strategy Review Page 9 2012 Investor and Analyst Meeting

Business and Strategy Review Page 10 2012 Investor and Analyst Meeting
Additional capabilities
commercially developed
•
APCO P25
• SATCOM Burst
• Wireless cloning
• HPW
• SUITE B
• SINCGARS
•
HAVEQUICK
• VULOS
$3,000
JEM
PRC-152
2005
$24,000
$9,000
$12,000
Capabilities
2012
CISCHR
VRC-110
• TYPE-1 Crypto
•
20W
VRC-111
JTRS Program of Record
VRC-111
MBITR
•
DAMA/IW
SATCOM
•
Classified
waveform
•
SRW
• 50W
2002 Today
• First JTRS Cryptographic Modernization Compliant Crypto – Sierra II
• First NSA-certified JTRS compliant radio – handheld PRC-152
• First NSA-certified JTRS manpack – PRC-117G
• First DAMA waveform in handheld
• First deployable SRW waveform in manpack
• First NSA-certified wideband JTRS
handheld – PRC-152A (ANW2 + SRW)
“…the Network remains the Army’s top investment priority. With expectations of tighter budgets and a still very active threat environment, the Army will have to produce a force that is smaller yet more capable. The Network is the core of that smaller, capable Army.”
– Secretary of Army John McHugh and Army Chief of Staff General
Price
Tactical Communications –
sustaining global leadership
Price
• First wideband networking waveform in manpack
“Be there
first”
Innovation Affordability
$1.2B in savings
Raymond Odierno, statement to Congress, February 2012

Classified ground
• Strong franchise base
• Diverse program and
customer portfolio
• Major program areas
currently well-funded
• Delivering high-priority
solutions
• Outstanding execution
Government Communications
Systems
Civil
FTI
Space
Satcom Airborne
GOES-R
Revenue
National
Defense
Business and Strategy Review Page 11 2012 Investor and Analyst Meeting

IT Services – constrained,
competitive market
IT Services revenue
Federal IT spend
~$80B
Based on guidance provided May 1, 2012.
Patriot
• Flat/down market
• Increasingly competitive
• ~$33B addressable
IDIQs
• Support franchise programs
• Leverage IDIQ vehicles
• Maintain lean cost structure
Business and Strategy Review Page 12 2012 Investor and Analyst Meeting

HARRIS
CAPROCK

Managed satellite
communications industry
2011
2012
2013
2014
2015

Harris CapRock
CapRock
Communications
Global Connectivity
Services (Schlumberger)
Harris Maritime
Communications
Core180
Infrastructure
Leadership…
…in a growing industry
Global industry position
Harris
~20%
($million)
Source:  COMSYS and company estimates
#1
U.S.
Government
Maritime
Energy
2,850
Double-digit
growth
Business and Strategy Review Page 13 2012 Investor and Analyst Meeting

Business and Strategy Review Page 14 2012 Investor and Analyst Meeting
• Integrated LTE/P25 devices
and infrastructure
• FTI-like network
design/management
• Deployed field service workforce
2012
Public Safety
2013 2014 2015 2016 2017 2018
2019
Cellular data
LMR
Winning major opportunities
Harris system
Harris statewide system
Source:  Calendar year 2011 company estimates
North America $5.3B land mobile radio industry
Why Harris?
#2
LTE accelerated
Harris
10%
Solid position…
…strong growth prospects

HARRIS

Interoperability
Imaging
IT Managed services
2011
2015

Source:  IDC, HIMSS Analytics
Healthcare – leveraging proven
capabilities in a growing market
Addressable U.S. healthcare IT market
~9
~12
~7- 9% growth
Based on guidance provided May 1, 2012.
($billion)
Healthcare Solutions revenue
Enterprise intelligence
~10
~200
($million)
From startup to
$200M in 4 years
+ + + + –
Government Commercial Government Commercial
Business and Strategy Review Page 15 2012 Investor and Analyst Meeting
Profitability

Revenue (% of total)
~25%
FY07
FY08
FY09
FY10
FY11
FY12 Guid

Rio2016

International expansion
Middle East
Defense spending (~10%)
Homeland security
Oil E&P
Brazil
Based on guidance provided May 1, 2012.  Projected defense spending 2012-16 company estimates.
U.S.
International
Business and Strategy Review Page 16 2012 Investor and Analyst Meeting
– SISFRON, SISGAAZ
– WorldCup
– Olympics
– ATC upgrade
Defense spending (~10%)
Border/coastal security
Oil E&P
Infrastructure upgrades
Airline passenger traffic

Business and Strategy Review Page 17 2012 Investor and Analyst Meeting
Drive operational excellence
Factory consolidation
Product cost reduction
University Ave.
Carlson Rd.
Jefferson Road
Rochester, NY
Culver Rd.
Floor space
used
HNR
Travel time
Capacity
25% 75%
25%
Operating costs
50% reduction
Product cost reduction
Engineering
Manufacturing
PRC-117G
Wrap
rates
Index
100 35% reduction
8% reduction
5% reduction
Index
100
RF Communications Government Communications Systems
FY08 FY09 FY10 FY11 FY12
FY09 FY10 FY11 FY12
FY09 FY10 FY11 FY12

Business and Strategy Review Page 18 2012 Investor and Analyst Meeting
Continued strong performance
Revenue
($million except EPS)
Earnings per share
Based on guidance provided May 1, 2012.  Reference non-GAAP reconciliation on the Harris investor relations website.
$3.16
$3.78
$4.57
$4.98
$5.15-
$5.25
$5.10-
$5.30
FY08 FY09 FY10 FY11 FY12
Guid
FY13
Guid
3,956
4,431
4,725
5,418
~5,450
0-2%
growth
FY08 FY09 FY10 FY11 FY12
Guid
FY13
Guid

Seasoned, experienced team
Bill Brown
President &
Chief Executive Officer
Steve Marschilok
President
Public Safety and
Brendan O’Connell
President
George Helm
President
U.S. Department of Defense
Dana Mehnert
Group President
RF Communications
Dan Pearson
Group President (Acting)
Integrated Network Solutions
Sheldon Fox
Group President
Government
Communications Systems
Ted Hengst
President
Harris IT Services
VP & Chief Information Officer
Tom Eaton
President
Harris CapRock
Communications
Jim Traficant
President
Healthcare Solutions
Dan Pearson
Executive VP &
Chief Operating Officer
Gary McArthur
Senior VP &
Chief Financial Officer
Business and Strategy Review Page 19 2012 Investor and Analyst Meeting
International Business
Professional Communications

FINANCIAL SUMMARY Gary McArthur SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Financial Summary Page 2 2012 Investor and Analyst Meeting
Revenue and backlog
($million)
1,761
2,067
2,289
6- 8%
lower
3-
lower
1,864
1,747
1,777
1- 3%
2- 3%
growth
897
1,000
1,445
11%
growth
3- 4%
growth
FY09 FY10 FY11 FY12
Guid
FY13
Guid
Revenue
RF GCSD INS
4,431
4,725
5,418
~5,450
0- 2%
Growth
4%
growth
9 -
FY09 FY10 FY11 FY12
Guid
Total company backlog
Funded backlog Unfunded backlog
6- 8%
lower
6,072
6,258
7,531
Based on guidance provided May 1, 2012.  Reference non-GAAP reconciliation on the Harris investor relations website. Segment information excludes eliminations.

Financial Summary Page 3 2012 Investor and Analyst Meeting
Operating income and margin
($million)
33%
35%
34%
~33%
30-31%
11%
13%
13%
~14%
~14%
12%
12%
9%
7.5-8.5%
8-11%
FY09 FY10 FY11 FY12
Guid
FY13
Guid
RF GCSD INS
109
200
581
124
230
727
137
227
787
792
975
1,042
Based on guidance provided May 1, 2012.  Eliminations and corporate expenses are not shown.  Reference non-GAAP reconciliation on the Harris investor relations website.

Financial Summary Page 4 2012 Investor and Analyst Meeting
Operating cash flow
•
Drive down unbilled
•
Optimize payment terms
•
Focus on collections
•
Reduce billing cycle
Based on guidance provided May 1, 2012.  Reference non-GAAP reconciliation on the Harris investor relations website
($million)
Actions to improve
working capital turns
667
803
833
~825
825-875
6.4%
5.3%
4.8%
~6.5%
~5.6%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
FY09 FY10 FY11 FY12
Guid
FY13
Guid
Net operating
working capital
as a % of sales

Financial Summary Page 5 2012 Investor and Analyst Meeting
Free cash flow
110%
FY09 FY10 FY11
108% 101% 80% ~96% ~110%
Free cash flow
to net income
Return cash to shareholders
– Pay attractive dividend
– Repurchase shares
Maintain healthy balance sheet
– BBB+/Baa1
Pursue accretive acquisitions
– Core
– Near adjacencies
Philosophy
Based on guidance provided May 1, 2012.  Reference non-GAAP reconciliation on the Harris investor relations website
($million)
(122)
(
198)
(325)
(
240-
250)
(210-
230)
667
803
833
~825
825-
875
FY09 FY10 FY11 FY12
Guid
FY13
Guid
595-665
575-585
Free cash
flow
508
545
605
Operating
cash flow
CapEx

Financial Summary Page 6 2012 Investor and Analyst Meeting
Cash returned to shareholders
Based on guidance provided May 1, 2012.  Reference non-GAAP reconciliation on the Harris investor relations website
Dividends/free
cash flow 20% 19% 25% ~24% ~25%
Repurchases/free
cash flow 24% 34% 50% ~82% ~63%
($million)
132
208
256
107
115
127
133
130
126
FY09 FY10 FY11 FY12
Guid
FY13
Guid
Share repurchases Dividends Average fully diluted share count (millions)
~140
~158
~473
~400
~115
~110

Financial Summary Page 7 2012 Investor and Analyst Meeting
Debt maturity schedule
($million)
336
• ~$300M cash on hand
• Over $650M available under
revolvers at the end of 3Q12
• Expect to replace existing revolvers
with a new $1 billion facility this fall
• No term debt coming due before
October 2015
Excellent liquidity
FY12 FY14 FY16 FY18 FY20 FY22 FY24 FY26 FY28 FY30 FY32 FY34 FY36 FY38 FY40 FY42
250
revolver
Sep 2012
750
revolver
Sep 2013
300
5.00%
Oct 2015
400
5.95%
Dec 2017
350
6.375%
June 2019
400
4.40%
Dec 2020
100
7.00%
Jan 2026
26
6.35%
Feb 2028
300
6.15%
Dec 2040

HARRIS

STANDARD & POOR'S

Moody's Investors Service

Financial Summary Page 8 2012 Investor and Analyst Meeting
Solid financial foundation
BBB+/Stable/A-2
– Recently reconfirmed rating
Baa1/Stable/P-2
– Recently reconfirmed rating
$ in millions. Based on guidance provided May 1, 2012.  Reference non-GAAP reconciliation on the Harris investor relations website
FY12
Guideline FY11 Guidance
Target credit rating:
          S&P BBB+/A BBB+ BBB+
          Moody's Baa1/A3 Baa1 Baa1
Cash on hand   $300 to $400 $367 ~$300
Available revolving credit facility $970 $870 ~$850
ROIC >12% 17.4% ~16%
Debt to total capital <50% 46.7% ~52%
Debt to EBITDA <2.0 X 1.9 ~1.8
EBITDA to interest expense >9.0 X 13.5 ~11
Free cash flow to debt >20% 23.1% ~27%

Financial Summary Page 9 2012 Investor and Analyst Meeting
Fiscal 2012 and 2013 guidance
Based on guidance provided May 1, 2012 (and excludes Cyber and Broadcast).  Reference non-GAAP reconciliation on the Harris investor relations website
Segment guidance
FY11 FY12 FY13 FY11 FY12 FY13
Harris Corporation 5.42B ~ 5.45B 0 – 2% growth $  4.98 $  5.15 – 5.25 $  5.10 – 5.30
RF Communications   2.29B 6 – 8% lower 3 – 4% lower 34.4% ~33% 30% – 31%
Integrated Network Solutions 1.44B 9 – 11% growth 3 – 4% growth 9.4% 7.5% – 8.5% 8% – 11%
Government Communications 1.78B 1 – 3% growth 2 – 3% growth 12.8% ~14% ~14%
Other guidance
($millions)
FY11 FY12 FY13
Cash flow from operations 833                     ~ 825 825 – 875
Depreciation and amortization 212                       260 – 270   255 – 265
Capital expenditures 325                       240 – 250   210 – 230
Free Cash Flow 508                       575 – 585 595 – 665
Tax rate 33% ~33% ~33%
Revenue
EPS and op margin
(non-GAAP)

Financial Summary Page 10 2012 Investor and Analyst Meeting Executive summary • Solid financial results • Strong and improving free cash flow • Disciplined capital deployment • Strong balance sheet

RF COMMUNICATIONS Dana Mehnert GROUP PRESIDENT

RF Communications
Page 2 2012 Investor and Analyst Meeting
Executive summary
• #1 in global tactical radio market, #2 in LMR
• Unique “commercial” business model
provides “first-mover” advantage
• Broad product portfolio and technology
leadership
• First and only, widely deployed tactical
wideband networking solution
• Outstanding customer intimacy and support
• Reliable, proven mission-critical solutions
– On the battlefield
– On the city streets
– In the Army’s Network Integration
Evaluation (NIE) exercises
• Winning major LMR opportunities and
well-positioned for the emerging LTE roll-out
• Leveraging unique synergies between Tactical
Communications and Public Safety

RF Communications
Page 3 2012 Investor and Analyst Meeting
Based on guidance provided May 1, 2012.  Reference non-GAAP reconciliation on the Harris investor relations website.
Revenue and operating margin
U.S. DoD
Public Safety and
Professional Communications
International
3-4%
lower
6-8%
lower
2,289
2,067
1,761
1,507
1,179
809
34%
($million)
507
851
1,095
1,008
1,207
1,115
302
328
412
685
366
660
68
494
514
34%
35%
33%
35%
34%
~33%
30- %
FY06 FY07 FY08 FY09 FY10 FY11 FY12
Guid
FY13
Guid
DoD International PSPC ROS
31

RF Communications
Page 4 2012 Investor and Analyst Meeting
Strong market leadership positions
Harris
~40%
Harris 68%
#2 10%
#3 6%
Harris 28%
#2 12%
#3 7%
U.S. DoD International
Utilities
Transportation
Fed/DoD
Law enforcement
#1
Global tactical radio North America land mobile radio
$4.1B
CY2011
$5.3B
CY2011
9% CAGR
6% CAGR
2% CAGR
3% CAGR
Global share
Source:  Company estimates
Targeted segments
Harris
10%
#2
$1.7B
16%
18%
19%
23%
28%
32%
39%
38%
43%
39%
~40%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
2011 2012 2013 2014 2015

RF Communications
Page 5 2012 Investor and Analyst Meeting
Investing to stay ahead globally
R&D investment
Based on guidance provided May 1, 2012.
Up
10%
Product portfolio
Falcon III
®
Next generation
radios
Tactical Cellular
and Network
Communications
Server
User terminals
and applications
LMR terminals
and
infrastructure
LTE
FY12 Guid
FY13 Guid

RF Communications
Page 6 2012 Investor and Analyst Meeting
Based on guidance provided May 1, 2012.  Reference non-GAAP reconciliation on the Harris investor relations website.
Operating margins
High value, new products
Manufacturing efficiencies
Economies of scale
Public Safety margin expansion
Business mix (Public Safety % of total)
Increased R&D investment
Pricing and competition
($million)
Sustaining 30% plus margin
20%
26%
28%
31%
34% 34%
35%
33%
35%
34%
~33%
30-31%
FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12
Guid
FY13
Guid
Revenue ROS

RF Communications
Page 7 2012 Investor and Analyst Meeting
• Leverage technology
advantage, installed base
and strong user advocacy
• Capture Army Brigade
Combat Team (BCT)
modernization opportunities
– Strong performance at
Army NIEs
– Already selected in place of
GMR and HMS manpack
requirements for CS13
• Provide ultimate Mid-tier
Network Vehicular Radio
(MNVR) solution
• Expand and leverage U.S.
DoD leadership position
• Focus on early international
adopters
• Utilize Falcon III
®
networking
to provide integrated IP
system solutions
• Build on leading global
position
• Accelerate introduction of
new Fusion family of tactical
cellular and Network
Communications Server
(NCS) products
• Integrated communications
and ISR solutions using
multi-channel and
embedded modular radios
Tactical Communications
way forward
Lead global transition
to wideband
tactical networking
Capture majority
of  U.S. DoD
modernization
Expand addressable
market with new product
and system offerings

RF Communications
Page 8 2012 Investor and Analyst Meeting
< 2% JTRS
wideband capable
Wideband transition is driving the
DoD market…
Transition from narrowband to wideband
SPR
JTRS HH
HF
MB UHF/MP
MB HH
VHF-SINCGARS
Narrowband
Wideband
Time
1.3M
22K
300K*
Today
PRC117Gs
*Currently approved acquisition objective for all the services
Installed base to be modernized
300K current acquisition
objective for all services
1.35 million radios fielded
~$17B spent on legacy radios
…and Harris is driving the transition

RF Communications
Page 9 2012 Investor and Analyst Meeting
Fiscal 2013 U.S. DoD
Revenue
~25%
Available contract ceiling
FY11 FY12
USAF/
other
SOCOM
USMC/
Navy
Army
Based on guidance provided May 1, 2012.
80% of revenue is either in
backlog or funded from
GFY12 or previous years
$1.7B
$2.2B

HARRIS

| | | | | | |
|---|---|---|---|---|---|
| | ✓ | ✓ | ✓ | ✓ | ✓ |
| | ✓ | ✓ | ✓ | ✓ | |
| | ✓ | ✓ | ✓ | ✓ | ✓ |

RF Communications
Page 10 2012 Investor and Analyst Meeting
Leadership position across all services
provides strong foundation for future growth
190,000 Falcon III
®
radios fielded…22,000 for
wideband applications
SOCOM USMC USN USAF ARMY
Deployed
“Wideband
standardization”
Contracts available
Building on large installed base and strong
customer advocacy

June/July 2011
NIE 11.2
October/November
2011
NIE 12.1
April/May 2012
NIE 12.2

RF Communications
Page 11 2012 Investor and Analyst Meeting
Showcasing our performance
advantage at the Army’s NIE
PRC-
117G/ANW2
bridge network
Secure SRW in
PRC-117G
PRC-117G and
Rifleman Radio
“suitable for
fielding”
PRC-152A Nett
Warrior solution with
SRW and ANW2;
SRW appliqué
PRC-117G/
ANW2 backbone
network validation
Network
capacity and
stability issues
with SRW
and WNW
GMR Program
cancelled
HMS MP not
ready for
CS13 fielding
Falcon III
selected as
solution for
GMR and HMS
requirement
for CS13
Harris
capabilities
demonstrated
Harris at NIE 12.2
400 PRC-117G
100 PRC152A
30  PRC-152A based SRW appliqués
33  RF-7800W HCLOS
Program of Record at NIE 12.2
~100 HMS manpacks
~600 Rifleman Radios
~12 HMS SRW appliqués
Outcomes
PRC-152A
with ANW2
networking

RF Communications
Page 12 2012 Investor and Analyst Meeting
Brigade
Combat
Team
Army
Objective
Capability Set 13
Fielding
Multi-
channel
vehicular
systems
GMR
HMS
Mounted
SRW
Appliqué
Dismount
systems
HMS
Dismount
Soldier
radios
Type 1
Type 2
Rifleman Radio
AN/PRC-154
“We intend to buy commercial technologies that represent the best capability at the best cost to the taxpayer.  We're going to compete to bring the prices down…the Agile Process will ultimately streamline acquisition so it is more incremental and more affordable.”
We are winning today, the
opportunity is significant…
•
Army plans to open
future procurements
to competition
•
Affordability and
performance will
drive future
fielding solutions
•
$2B near-term
opportunity for
32 active BCTs…
at ~$60M each
First mover
advantage
for future
acquisitions
– Col. Dan Hughes, Director of the Army’s System of Systems Integration Directorate

RF Communications
Page 13 2012 Investor and Analyst Meeting
…and we will continue to win on
affordability and performance
Creating a
competitive
environment
Outperforming
the Program
of Record
• Proven benefits of competition
– $1.2B saved on CISCHR
– $360M to be saved with MNVR
– $500M potential savings
for CS-13/14
– Available today
• Gain access to JTRS funding
– MNVR, AMF, SRW Appliqué
• Validated performance at NIE
• Wideband waveform leadership
– ANW2 CS-13 backbone
– SRW
– MUOS-ready platforms
• Interoperable with legacy radios
• Only Type 1 NSA-certified radios
• Over 200K JTRS radios fielded
HMS Program of Record
2004
Program award
9 form factors
6 waveforms
2012
4 form factors
3 waveforms
Dev. cost
$544M
Full rate prod.
2007
Dev. cost
$1,272M
Full rate prod.
2013????
1,218M
($million)
~$0.5B savings
Army CS-13/14 Acquisition cost
Procurement RDT&E
$728M increase
6-year delay
Contract
award
183
1,035
702
Program of Record
price to USG
Harris price to USG

HARRIS

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| ✓ | ✓ |

HARRIS

| | | |
|---|---|---|
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| | ✓ | |
| | ✓ | ✓ |
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RF Communications
Page 14 2012 Investor and Analyst Meeting
Waveforms demonstrated/demonstrable at NIE 12.2
ANW2 High-capacity WB networking
SRW networking
SINCGARS
MIL-STD SATCOM (DAMA)
High-performance Waveform SATCOM
IW improved SATCOM
Have Quick II Ground-to-Air
NSA Certified type 1 COMSEC
Classified Waveform
Rover ISR
APCO P25 LMR
Planned future waveform capabilities
WNW High-capacity wideband networking
MUOS
SATURN NATO Ground-to-Air
ANW2C Next Gen High-performance higher capacity WB networking
Size, volume and weight in 2-channel configuration
3.7” x 7.4” x 13.6”
360 in³–12.5 lb
2.9” x 11.4” x 14.5”
460 in³–19 lb
Program quantity price in 2-channel configuration
Approx. $30K Approx. $60K
Falcon III…smaller, lighter, more capable, combat and
NIE proven, significantly lower-cost and available now
U.S. Government waveform
Harris waveform
AN/PRC-117G
HMS Manpack

HARRIS

INTEL
IED
UNCLASSIFIED - FOR OFFICIAL USE ONLY
LIVE UAV VIDEO FEED

RF Communications
Page 15 2012 Investor and Analyst Meeting
Tactical Cellular                Apps Store
4G LTE
Fusion™
Networking
System
Android Applications
RF-330E-ER
Embeddable
Radio
RF-3590RT
Rugged Tablet
Multichannel
Manpack
2.5+ Channel Radio
RF-330E
Soldier Radio
MNVR Radio
Wideband Networking
Waveform
Next Gen
Handheld
MUOS/Wideband
Harris delivers the future
We are delivering the future…

RF Communications
Page 16 2012 Investor and Analyst Meeting
Multi-channel
Manpack
TOC server
Biometrics,
database
updates
Biometrics,
database
updates
Situational
awareness
intel data
Next Gen
handheld
…and widening the capability gap!
Embedded
Modular Radio
New
products
Tactical Cellular
Network Communication
Server (NCS)
Rugged Android tablet
and applications
Embedded modular radio
Converged Comms
and ISR
Soldier radio
Leader radio
Enhanced
performance
Ruggedized
tablets
Multi-channel
vehicle and
dismounted radio
Fusion™
- Tactical Cellular
- Network Comm Server
MUOS
5x data rate
Longer battery life
MUOS capable
Intel     C2      SA
Mission-critical
content
Next generation radios
Tactical Operations
Center  databases
FOB/TOC

RF Communications
Page 17 2012 Investor and Analyst Meeting
HF
Tactical
Cellular
VHF
HCLOS
Packaged
systems
Wideband
manpack and
handheld radios
SPR
IP Network
systems
• Lead international wideband
market transition with
Falcon III
®
products,
systems and applications
• Capture emerging market
for tactical broadband IP
communications systems
• Provide highly interoperable
communications solutions
for defense and public
safety missions
Multiband
Edge
devices
Defense
Paramilitary
Public Safety
Growing
addressable
markets
Driving international growth
Expanded
offerings
Battlefield
Mgmt System

RF Communications
Page 18 2012 Investor and Analyst Meeting
Regional hub
CALA
Middle East/
Central Asia/Africa
Asia Pacific
• Brazil - Multiple major
communications
modernization and
surveillance programs
• Mexico – Critical internal
security infrastructure
• U.S. SOUTHCOM
Regional
Narco-terror initiatives
• Persistent Iranian threat
• Standardization
Programs: Pakistan,
Iraq, Jordan
• Emerging broad band IP
network requirements
(UAE, Saudi, OMAN)
• AFRICOM Regional
Counter-terror initiatives
• Australia, NZ Wideband
C4ISR Programs
• SE Asia Regional
Disputes:
“Pivot towards Asia”
• CNR standardizations:
Indonesia, Philippines,
Brunei
Regional growth drivers
• NATO transition to
netcentric operations
• U.S. Type 1:
Secure Interoperability
• NATO SDR “JTRS-like”
requirements
Europe/Canada

RF Communications
Page 19 2012 Investor and Analyst Meeting
Major opportunity pipeline
Europe/Canada
Netherlands
Denmark
Poland
Canada
Romania
Bulgaria
Georgia
Czech
Norway
Asia Pacific
Australia
Indonesia
Singapore
Philippines
Brunei
New Zealand
Caribbean and Latin America
(CALA)
Brazil
Mexico
Colombia
Ecuador
Middle East/Central Asia/Africa
(ME/CA/AF)
Pakistan
Iraq
Saudi  Arabia
UAE
Jordan
Oman
Kenya
$4.2B 3-year pipeline
($million)
$2.1B 12-18 month pipeline

2012 Investor and Analyst Meeting
Brazil opportunity
• Harris standardized for the
Brazilian Army
• Falcon III
®
tactical radios and
pre-packaged systems
• $34M in orders 2010-2012
• $300M of opportunities
• Strong position as communications
supplier on major new programs
– SISFRON
– SISGAAZ
– Brigade Braco Forte
• Established local
assembly capability
RF Communications

Middle East opportunity
IRAQ: $550M
• Incumbent HF and multiband supplier
• Significant MoD/MoI modernization plans
• Developing border and energy protection
SAUDI ARABIA:  $240M
• 30+ year HF incumbent supplier
• Strategic local production partnership
• Air Force JTAC modernization program
• MoD P25 LMR modernization
OMAN:  $35M
• Special Forces
tactical modernization
• Falcon III adopted by MoD
• Wideband networks emerging
JORDAN:  $100M
•
Selected for C4ISR program
• MoD/Tri-Service tactical standardization
• Border surveillance program
UAE: $110M
• 20 year partnership with Special
Operations Command
• Emerging tactical wideband
• Tactical/LMR/LTE convergence
RF Communications
Page 21 2012 Investor and Analyst Meeting

RF Communications
Page 22 2012 Investor and Analyst Meeting
Other multi-year opportunities
Australia JP 2072
Based on third quarter fiscal 2012.
Country in Central Asia
• $585M orders
received to-date
• Army standardized
on Falcon II HF, and
Falcon III Secure
Personal Radios
• Multi-phase
integrated C4ISR
system for
Frontier Corps
• $400M of additional
opportunities
Mexico
• $110M orders
received to-date
• Army, Navy, Federal
Electric Commission
of Mexico
standardized on
Falcon II HF; and
Navy standardized
on Falcon II VHF
handheld radios
• $100M of additional
opportunities
Undisclosed country
• $322M orders
received to-date
• Supports local assembly of
HF and VHF radio products,
creating an enduring
standardization relationship
• $150M additional
opportunities
• Next generation secure,
voice and data
communications
infrastructure in support
of vehicular and
dismounted combat
systems
• $200M additional
opportunities with
Australian Defence Force
• $362M orders
received to-date

HARRIS

INTEGRATED
CRITICAL
COMMUNICATION
HARRIS
IP CORE
BeOn
POLICE

RF Communications
Page 23 2012 Investor and Analyst Meeting
Falcon III
®
Public Safety
Unity
Paramilitary
Falcon III ®
Emergency Operations
Center
Military
Network
Public
Safety
Network
Defense
• Unprecedented interoperability
• Common situational awareness
• Bridging commercial, public
safety and military networks
P25
ANW2
Fusion Tactical Cellular
4G LTE
ANW2
P25
4G LTE
Harris is uniquely positioned to address
converging defense and public safety missions
Leveraging technology, distribution synergies and a strong global customer base

Public Safety and Professional
Communications
•
Significantly improved program
performance and product quality
•
Established strong Harris brand position
•
Won multiple major programs in
competition with Motorola
•
Expanded product portfolio
•
Strengthened global dealer network
•
Gaining traction internationally
and with U.S. DoD
On the
battlefield…
…and
at home
We’ve made great progress…
RF Communications
Page 24 2012 Investor and Analyst Meeting

Public Safety and Professional
Communications way forward
• Grow share in targeted North
American segments and
international P25 market
• Win major targeted
infrastructure programs
• Expand and strengthen
distribution channels
• Expand and strengthen
product portfolio
• Field family of high
performance P25/LTE
subscriber terminals
• Convert key pilot systems to
launch orders
• Win a significant position on
FirstNet national broadband
infrastructure program
• Leverage new Rochester
manufacturing facility
• Expand low-cost in-country
operations and supply base
• Accelerate operational
integration
• Exploit technology synergies
and global distribution
network
RF Communications
Page 25 2012 Investor and Analyst Meeting
Expand core LMR
business
Establish strong position
in emerging Public Safety
LTE market
Fully leverage synergies
with tactical
communications

RF Communications
Page 26 2012 Investor and Analyst Meeting
• Target utility and transportation
segments with high performance
OpenSky
®
voice and data solution
• Leverage key reference wins in
target segments
– American Electric Power
– San Francisco Municipal Transit
Agency (SFMTA)
– U.S. Marine Corps Enterprise
Land Mobile Radio
– Alberta First Responder Radio
Communications System
– Oregon State Radio Program
• Capitalize on tactical leadership
position with U.S. DoD
• Sell radios on competitor-installed
P25 systems
Utilities
Fed/DoD
Law enforcement
Targeted industry segments
Transportation
$1.7B
Harris position in CY11
Targeting growing market segments
with sustainable advantage
30%
9%
4%
20%

RF Communications
Page 27 2012 Investor and Analyst Meeting
Large opportunity pipeline…$3B
Major targeted opportunities
• State of Florida
• San Diego
• Commonwealth of
Massachusetts
• State of Iowa
• Oncore Energy
• Province of Ontario
• U.S. Navy Hydra Modernization
• U.S. Army training ranges

WA
OR
CA
NV
ID
MT
WY
UT
AZ
NM
CO
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
NJ
MD
CT
RI
MA
NH
VT
ME

Channel partners
FY11
FY12
Future

RF Communications
Page 28 2012 Investor and Analyst Meeting
Strengthening and expanding
channels to market
up 20%
Regional centers of excellence
Current channel partners
Channel partners added in prior 12 months
Targeted new channel partners
• Established 4 regional
centers of excellence
• Enhanced and expanded
channel partner network
• Gained customer
intimacy through
increased localization

HARRIS

CITY FIRE
INTEROP
GROUP A
Network Sentry
BeOn
momentum™

RF Communications
Page 29 2012 Investor and Analyst Meeting
Expanding product portfolio
IP-based
network products
LTE devices and
applications LMR radio solutions DMR
• P25 Cell Site
• IP Control Point
• P25 Phase II
• Digital Mobile Radio
• Low-end LMR Market
• Broad Portfolio
• XG-25 Portable/Mobile
• XG-75 Portable/Mobile
• Unity Mobile Radio
• Rugged Tablet
• MBC – 100 Modem
• BeOn
®
voice/data App.

D-Block spectrum

Federal level governance

Federal funding

RF Communications
Page 30 2012 Investor and Analyst Meeting
New spectrum bill signed into law defines the market
FCC Interoperability Board
NTIA FirstNet
$2B available now
$5B available after spectrum
auction (max. 3 years from now)
Allocated to Public Safety
Public safety use
Nationwide private
LTE Network
700 MHz spectrum
User devices
Operations, maintenance
and support
Emerging Public Safety LTE
market
•
FirstNet
•
•
•
•
•
•
•
•
•

RF Communications
Page 31 2012 Investor and Analyst Meeting
LTE market forecast
2012 2013 2014 2015 2016 2017 2018 2019
Public Safety LTE Market
Estimated
market size
prior to
Spectrum Bill
“This is going to transform public-safety
communications the same way that two-
way radio did in the 1930s. That’s how big
of a change this is going to be.”
“A new standard, resting on a single, cutting-
edge, and nationwide network… blueprint for
single national network architecture.”
1
2
3
4
2012
2013 2014
2015
2016 2017
2018 2019
Cellular data
LMR
LTE accelerated
($billion)
~4.5
~2.8
Source:  Company estimates

HARRIS

BeOn

ME
MT
ND
OR
ID
MN
VT
MA
RI
WY
CT
NB
IA
IL
IN
OH
WV
VA
KS
MO
KY
NC
TN
SC
AZ
OK
AR
TX
FL
AK
HI

RF Communications
Page 32 2012 Investor and Analyst Meeting
Delivering LTE to public safety
• Proven infrastructure
capabilities with integrated
RAN and core
• On going LTE pilot programs
– Las Vegas, Miami Dade
• FirstNet regional opportunities
• Harris participation in FCC
interoperability board
• Key alliances and partnerships
• Family of ruggedized LTE/P25
devices and applications
LTE and
integrated
LTE/P25 devices
MBC-200 LTE
mobile terminal
LTE tablet
computer
Voice app
for LTE
Notional plan for
FirstNet
Active pilots
“Our vision is to bring the most
advanced capabilities of LTE in the
hands of Las Vegas First Responders.”
FirstNet Op Center
in CO (NTIA)
FirstNet Op
Center in DC

HARRIS

5:47P CAM 003 NE
00311 5:47P UPD UNIT 208
BeOn
INTEGRATED
CRITICAL
COMMUNICATION
NARROWBAND-BROADBAND
VOICE-DATA-VIDEO
PRIVATE-PUBLIC
HARRIS
IP CORE

RF Communications
Page 33 2012 Investor and Analyst Meeting
Seamlessly bridging LTE and P25
systems…enabled by Harris IP Core
Harris LTE
BeOn
users
Cellular
system
P25
IP
system
Dispatch
P25
IP
users
Mobile
users
P25
IP
users

RF Communications
Page 34 2012 Investor and Analyst Meeting
Leveraging Tactical Communications
and Public Safety synergies
• Leverage common Rochester manufacturing
• Focus on cost of poor quality across business
• Utilize low cost country sourcing
• LTE for battlefield cellular and public safety
• Advanced software defined radios
• Tablet and “edge” devices for the warfighter
and the first responder
• U.S. Marine Corps Enterprise LMR network
• DOJ IWN and Department of Energy
• Trinidad, Morocco, UAE
• Base infrastructure
• Counter-terror, counter-narcotics
• Disaster recovery
Operational excellence will reduce
cost and improve profitability
Complementary products and
technologies leverage IRAD investment
and enable differentiated solutions
Well-established U.S. Government
and international market positions
facilitate Public Safety expansion
Converging defense and public
safety mission requirements create
unique opportunities

GOVERNMENT COMMUNICATIONS SYSTEMS Sheldon Fox GROUP PRESIDENT

HARRIS

FEDERAL AVIATION
NATIONAL OCEANIC AND ATMOSPHERIC ADMINISTRATION
NOAA
OFFICE OF THE DIRECTOR OF NATIONAL INTELLIGENCE
DEPARTMENT OF DEFENSE
UNITED STATES OF AMERICA

Government Communications Systems Page 2 2012 Investor and Analyst Meeting
Executive summary
•
Government Communications Systems
remains well-positioned for growth
–
Solid foundation of franchise programs
–
Diverse program and customer portfolio
–
Major program areas currently well-funded
–
Large pipeline of new business opportunities
•
Delivering high-priority solutions in comms,
networks, classified and ISR – areas expected
to receive funding priority
•
Strong operating margin – superior program
execution and products portfolio

1,864
1,747
1,777
1-3% growth
2-3% growth
10.7%
13.2%
12.8%
~14%
~14%
FY09
FY10
FY11
FY12 Guid
FY13 Guid

Government Communications Systems Page 3 2012 Investor and Analyst Meeting
Well-positioned for continued
growth in markets served
National
Intelligence
~45% of revenue
NGA, ODNI, NRO,
other classified
Defense
~25% of revenue
Air Force, Army,
Navy, Marines
National
Civil
Defense
Civil
~30% of revenue
FAA, NOAA,
NASA
Revenue and operating margin
($million)
Based on guidance provided May 1, 2012. Reference non-GAAP reconciliation on the Harris investor relations website.

Government Communications Systems Page 4 2012 Investor and Analyst Meeting
FAA NextGen
Core
+ 38%
+ 7%
Solid, sustainable core business
•
Strong franchise base with
major program areas
currently well-funded
•
Backlog increasing
•
Growth in proposals outstanding
Based on guidance provided May 1, 2012.
+ 2-3%
Guid
FY12
Guid
FY13
Guid
Top 20 programs
represent 70% of revenue
FY11 FY12
Funded backlog
FY11 FY12
Guid
Proposals outstanding

Government Communications Systems Page 5 2012 Investor and Analyst Meeting
Strong franchises provide diversity
and platform for growth
National
Defense
FTI
Classified ground
Space
Satcom Airborne
GOES-R
Revenue
Civil

Government Communications Systems Page 6 2012 Investor and Analyst Meeting
Expanding the FAA franchise –
capability for the next 20 years
Data Communication and Integrated
Services (DCIS)
•
•
•
National Air Space Voice System (NVS)
•
•
•
•
Expected
award date
Summer 2012
Expected
award date
Winter 2012
Potential program value:
• Harris prime – awarded 2002
• Nationwide air traffic mission network
• 99.999% of network availability
• 25,000+ services connected including SWIM
NAS Enterprise Messaging Service  (NEMS)
$5B
20 years
Digital messaging services between air
traffic tower and cockpit
Enterprise architecture, network
deployment and network services
Potential program value:  $700M, 17 years
Potential program value:   $700M, 15 years
Includes enterprise network engineering
Transition to VoIP infrastructure with 500
new IP switches
Recap of NAS voice enterprise
FAA Telecommunications
Infrastructure (FTI)
$3.5B, 15 years

Government Communications Systems Page 7 2012 Investor and Analyst Meeting
Expanding the weather franchise –
value to new missions
U.S. Government ground opportunities
Potential program value:  $1B, 10 years
• Harris prime – awarded May 2009
• Processing 5 Gb/sec of raw sensor data
• Creating 30+ weather products delivered to
U.S. Government and global partners
DMSP
JPSS
Defense Weather Satellite
System (DWSS) – USAF
•
•
•
•
Joint Polar Satellite System
(JPSS) – NOAA
•
•
•
Expected
award date
Winter 2014
Expected
award date
Summer 2015
Geostationary Operational Environmental
Satellite (GOES-R) program
Potential program value:  $300M, 4 years
Highly affordable, state-of-the-art ground
solution leveraging GOES-R architecture
NOAA polar weather system
Potential program value:  $200M, 6 years
Strong value proposition for  leveraging
GOES-R investment for defense mission
Studies underway to define constellation
Replaces aging Defense Meteorological
Satellite Program (DMSP)

Government Communications Systems Page 8 2012 Investor and Analyst Meeting
Space – new frontiers for payloads,
services and affordability
Combined value:  $142M, 3 years
• Harris sub – awarded FY11
• Mexsat – 22m commercial reflector
• WGS – Gimbaled dish antenna for military Ka
• Inmarsat – Gimbaled dish antenna for Comm’l Ka
Space structures and
electronics opportunities
Ka-band services
Hosted payloads
Expected
award date
beginning
Summer 2012
Expected
award date
beginning
Summer 2012
Deployable space structures
•
•
•
•
•
•
•
Small deployable reflectors with precision
surfaces and larger aperture
Lightweight fixed mesh reflectors for small bus
applications
Potential market:  $150M, 5 years
Growing mission area covering all
segments of space market
Aligns with market needs for responsiveness
and affordability
Programmable payload solution for multiple
applications
Potential market:  $250M, 5 years

Government Communications Systems Page 9 2012 Investor and Analyst Meeting
Ground processing – situational
awareness on demand
Potential program value:  $300M over 7 years
• Harris prime – awarded 2008/10
• Enterprise wide systems and application services
• Highly advanced technology – over 1.6M lines of
software delivered to date
GeoInt opportunities
Full Motion Video
(FMV) modernizations
Expected
award date
Winter 2012
Expected
award date
beginning
Winter 2012
Potential program value:  $750M IDIQ, 10 years
• Harris prime – awarded 2003
• Production of geospatial products for situational
awareness and precision operations supporting
intel, military and humanitarian missions
NRO ground enterprise
Global Geospatial Intelligence (GGI)
GeoInt Data Services (GDS)
Harris prime
New automation technologies for
geospatial data readiness
“On demand” product generation
and delivery
Potential program value:  $300M, 5 years
“Video Operating System” for
enterprise ISR
NGA Motion Imagery Services (NMIS)
Opportunities with network
modernization for NGA, SOCOM
and Air Force
Potential market:  $400M, 5 years

Government Communications Systems Page 10 2012 Investor and Analyst Meeting
SATCOM – global, secure
connectivity
Standard Transportable
Terminal
Small Fixed Terminal
Large Fixed X,
X/Ka-band Enterprise
Terminals
Hardened
Transportable
Terminal
Potential program value:  $650M, 10 years
• Awarded April 2009
• U.S. Army (CECOM)
• Family of terminals: 4.8-meters to 12.2-meters
• Supports Wideband Global SATCOM (WGS)
Core IDIQ opportunities
Global Tactical
Advanced
Communications Systems
(GTACS)
Harris prime
Multi-award IDIQ
$10B ceiling, 5 years
Army tactical comms
Communication and
Transmission Systems (CTS)
Harris prime
Multi-award IDIQ
$4B ceiling, 5 years
Army strategic comms
Expected
award date
Winter 2012
Expected
award date
Spring 2013
Modernization of Enterprise
Terminals (MET)

Government Communications Systems Page 11 2012 Investor and Analyst Meeting
Airborne – new capabilities for modern
aircraft and unmanned systems
Potential program value:  $4.2B
• Advanced avionics infrastructure, high-speed fiber-optic
networking and switching
• Multifunction Advanced Data Link (MADL)
Potential program value:  $600M
• Processing and high speed networking avionics
• Digital map, mass storage and  processing upgrades
• Multifunction Information Distribution System (MIDS)
Airborne opportunities F-35 Lightning II
F/A-18 Super Hornet
Unmanned systems
• STUAS / Firescout
–
Comms relay payloads
• Global Hawk
–
Anti-jam GPS
• Secure data links / antennas
• Advanced avionics
• Potential value:  $180M, 5 years
F/A-18 expansions
• F/A-18 modernizations / EW
–
Network Processors
– NextGen Jammer Arrays
– Obsolescence upgrades
• F/A-18 International sales
• Potential value:  $200M, 5 years
Expected
award dates
beginning
Winter 2012
Expected
award dates
beginning
Winter 2012

92%
95%
95%
96%
FY09
FY10
FY11
FY12 Guid

FY09
FY10
FY11
FY12

49%
51%

Government Communications Systems Page 12 2012 Investor and Analyst Meeting
Strong operating margin
performance
• Excellent execution on fixed-price and
cost-plus programs – high award fees
• Emphasis on operational efficiencies and
affordability to lower operating costs
• Benefiting from product sales
Revenue mix
Cost-plus
Fixed-price
~10% products
Average award fees
Operating costs
Based on guidance provided May 1, 2012.
Engineering
Manufacturing
Wrap
rates
8% reduction
5% reduction

150
135
150
FY09
FY10
FY11
FY12 Guid
FY13 Guid
Revenue
R&D

Government Communications Systems Page 13 2012 Investor and Analyst Meeting
Increased R&D expands product set
($million)
Based on guidance provided May 1, 2012.
Products
Product Portfolio
Intelligence Data
Processing, Exploitation
and Dissemination
Space Communications
Products
SATCOM Terminals
Broadband Backhaul
Radios
Tactical Data Links
Tactical ISR

HARRIS
assuredcommunications®

HARRIS
CAPROCK
HARRIS
CAPROCK

INTEGRATED NETWORK SOLUTIONS DAN PEARSON EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER

Integrated Network Solutions Page 2 2012 Investor and Analyst Meeting
Executive summary
•
Portfolio shaping results in a more focused strategy
•
Leveraging proven capabilities in information technology, assured communications ®
and situational awareness to address new growth
markets – energy, maritime and healthcare
•
CapRock revenue is growing, and integration is driving improved performance
•
IT Services business focusing on customer intimacy, leveraging IDIQ vehicles, and maintaining a lean cost structure
•
Healthcare opportunities in government market are strong, commercial healthcare is work-in-progress

Integrated Network Solutions Page 3 2012 Investor and Analyst Meeting
Driving revenue growth and
improved operating performance
Based on guidance provided May 1, 2012.  Eliminations not shown. Reference non-GAAP reconciliation on the Harris investor relations website.
Software development
and integration solutions
for growing complexity of
healthcare IT
Managed satellite
communications
solutions serving
operations in remote
and harsh environments
Government managed
IT services
Harris IT Services
Healthcare
Harris CapRock
ROS
9-11%
growth
3-4%
growth
1,445
1,000
897
($million)
12% 12%
8 - 11%
9%
FY09 FY10 FY11 FY12
Guid
FY13
Guid
7.5 - 8.5%

Integrated Network Solutions Page 4 2012 Investor and Analyst Meeting
Formed an industry leader in
growing markets
CapRock
Communications
• Satellite and terrestrial
• Systems integration
• Field services
• Energy
• Government
• Maritime
Global Connectivity
Services
(Schlumberger)
• Satellite and terrestrial
• VSAT manufacturing
• Field services
• Submarine fiber
• Energy
Acquired July 2010 Existing Harris BU Acquired April 2011 Acquired March 2011
Harris Maritime
Communications
• Satellite
• Maritime
• Subsea networks
Core180
Infrastructure
• Terrestrial network
• Government

Government Networks
Internet
Private Networks
Global Terrestrial Infrastructure
Regional Office
Corporate Office and Energy Enterprise
Major Defense Installations
Public Telephone System
Turnkey Managed Solutions
Global Teleport Infrastructure
Global Managed End-to-End Services
24x7 Monitoring and Support
Regional Offices and Global Field Support
Global Satellite Infrastructure
Airborne Solutions
Drilling Rig
Transoceanic Ships
Undersea Networks
Production Platform
Wireless/ Microwave
Forward Personnel
Regional Network Gateway
Remote Vehicles
Land Mobile Radio
Temporary Encampments
OFFSHORE
LAND
Internet
Video
Fax
Phones
Converged Applications Onsite

Integrated Network Solutions Page 5 2012 Investor and Analyst Meeting CapRock business model • Highly specialized end-to-end solutions • Self-owned and operated global infrastructure

## Managed satellite communications industry

2011
2012
2013
2014
2015

Harris
35%

Harris
5%

Harris
17%

Integrated Network Solutions Page 6 2012 Investor and Analyst Meeting
U.S. Government
Maritime
Energy
CAGR
12-14%
6-8%
16-18%
14-16%
Leadership addressing a growing
industry
2011 industry position
Maritime U.S. Government Energy
Source:  COMSYS and company estimates
2,850
($million)
Double-digit growth

900
800
700
600
500
400
300
200
100
0
2009
2010
2011
2012
2013
2014
2015
Semi-submersibles
Jackup
Drill Ships

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2006
2007
2008
2009
2010
2011
2012
2013
2014
Leisure-Yachts
Fishing-Trawlers
Commercial-Freight
HE Comm-Other
HE Comm-Cruise
HE Comm-O&G Maritime

5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2010
2011
2012
2013
2014
2015
Bulk Bandwidth Leasing
Special Ops & Intel
UAVs

45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2010
2011
2012
2013
2014
2015

Integrated Network Solutions Page 7 2012 Investor and Analyst Meeting
Industry growth drivers
Source:  Company estimates
Energy
Government
Maritime
Source:  COMSYS Maritime VSAT Report 2010
Vessels Equipped With Stabilized VSATS
CAGR = 19%
Global Offshore Rig Count
CAGR = 7%
Source:  Rig Logix
Aggregate U.S. Government Bandwidth Demand (Mbps)
MILSATCOM Supply
Total SATCOM Demand
CAGR=9%
Market Opportunity
CAGR=4.5%
E&P Operators
CAGR=32%
Drilling Contractor
CAGR=23%
Cruise
CAGR=37%
Other Vessel
CAGR=23%
Source:  Company estimates
Source:  NSR GMSC8
Source:  NSR GMSC8
All frequencies included
CAGR = 8.4%
U.S.  Government SatCom Spending ($million)
0.000
1.024
2.048
3.072
4.096
2005 2007 2009 2011 2013 2015
Average Bandwidth Per Rig (Mbps)
0.000
1.024
2.048
3.072
4.096
2005 2007 2009 2011 2013 2015
Average Bandwidth Per Vessel (Mbps)

Internet
Teleport
Energy Headquarters
Subsea Fiber Network
Shallow Water Drilling Rig
Shallow Water Production Platform
Support Vessel
Buoy Deployed Remote Sensor
Deep Water Offshore Drilling Rig
4,000 METERS WATER DEPTH

Integrated Network Solutions Page 8 2012 Investor and Analyst Meeting
Digital oilfield
Video Surveillance Above
and Below Decks
Remotely Operated
Vehicles
Wireless
Rig-Area-Networks™
Ultra Broadband
100 Mbps+ Network
Subsea Fiber
Networks
Success depends on
• 100x bandwidth of today
• Every device IP connected
• Multi-path communications
• Applications aware network
Rig of the future
• Improved situational awareness
• Faster decision making
• Real-time remote control
• Increased automation
• Lower operating costs
• Safer work environment
Crew Infotainment
and Training
Spill Detection and
Prevention Sensors
Down-hole Drilling
Information

Integrated Network Solutions Page 9 2012 Investor and Analyst Meeting
Royal Caribbean
Success depends on
• 100x bandwidth of today
• Every device IP connected
• Multi-path communications
• Applications aware network
Cruise vessel of the future
• Significantly enhanced guest experience
• Improved crew morale
• Faster decision making and real-time remote control
• Lower operating costs
• Safer work environment
Video
On
Demand
Entertainment
Mobile
Calling
Services
Video
Conferencing
and
Crew
Training
WiFi
Enabled
Passengers
Retail and
Concession

Integrated Network Solutions Page 10 2012 Investor and Analyst Meeting
From “troops on the ground” to
network-driven force-multiplier
Source:  Northern Sky Research 2012
Special Forces missions replacing
large troop deployments
• More use of commercial SATCOM
• 150 Mbps growing to >250 Mbps
UAV missions increasing by 30%
• Single UAV mission uses up to 50 Mbps
• 3.5 Gbps growing to ~6.0 Gbps
Fixed intelligence and surveillance
sensors replacing troops on ground
• Intelligence sites transmit terabytes per day
• 0.7 Gbps growing to ~1.5 Gbps
Allied governments following
U.S. DoD model
• Network centric readiness
• Key markets:  Brazil, UAE, Saudi Arabia

Integrated Network Solutions Page 11 2012 Investor and Analyst Meeting
Shaping CapRock into a
franchise business
Strategic initiative Business outcome
• Grow share
• Differentiate value proposition
• Increase share of customer wallet
• Increase field productivity
• Improve customer satisfaction
• Improve margins
• Strengthen market retention
1.  Enhance sales team and leverage global presence
2.  Expand product and service portfolio
3.  Build on the scale of the business
4.  Improve service delivery and quality
5.  Achieve greater operational efficiency
• Automate processes, consolidate
teleports and facilities, and create
room for investment

Integrated Network Solutions Page 12 2012 Investor and Analyst Meeting
CapRock revenue growing and
operating performance improving
525
U.S. Government
Maritime
Energy
~400 basis
points
ROS
579
609
($million)
8%
8%
7%
0%
2%
4%
6%
8%
10%
12%
14%
16%
FY09* FY10* FY11* FY12
Guid
FY13
Guid
Based on guidance provided May 1, 2012.  Reference non-GAAP reconciliation on the Harris investor relations website.  * Pro forma.

Integrated Network Solutions Page 13 2012 Investor and Analyst Meeting
Tapping into Harris satellite communication
capabilities to expand offerings
Engineering enhancements SpaceTrack antenna
•
•
•
Manufacturing New man-packable antennas
•
•
•
UHF experience New TacSat managed service
•
•
•
Adding new multiband configurations:  C, Ku and Ka
Single feed design reduces downtime for switching bands
Enables flexible “global roaming” across networks
Replacing third-party equipment with in-house designs
Built to specifications, differentiates offering
Supports growth of CommandAccess service
Leverage RF Communications installed base of radios
Adapting Harris waveform to international market
First of its kind BLOS UHF satellite managed service

| | | |
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| | ✓ | |
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| ✓ | ◑ |

Integrated Network Solutions Page 14 2012 Investor and Analyst Meeting
CapRock integration status
Integration focus
Status Target
Financial, back office and IT systems – 4 Harris financial, back office and IT systems – 1
Network operation centers (NOC) – 6 Network operation centers (NOC) – 4
Owned teleports – 9
Owned teleports – 5
Workforce rationalization Workforce reduced 6% to date
No automated field service tools
Automated network management and field
service tools
Satellite buying power limited by spot
market acquisition
Life cycle economics through long-term
supplier agreements
Space segment utilization 85.9%
Antenna platforms in-sourced – 1
Utilization to ~90% maximum – maintaining
operational flexibility while benefiting from
cross-vertical market portfolio management
Antenna platforms in-sourced 3 or more,
100% of 2.4M stabilized in-sourced
Completed In process

Integrated Network Solutions Page 15 2012 Investor and Analyst Meeting
• Gain customer intimacy
– DISA
– DHS
– Justice
– Commercial Healthcare
• Leverage IDIQ vehicles
• Offer enhanced solutions
– Mobility
– Cloud
– Cyber security
• Support  franchise programs in
Government Communications
to increase customer intimacy
and Harris win rate on
new opportunities
IT Services – facing a constrained
budget environment
What we do
Staff
augmentation
Managed
services
Systems and
network
integration
Product sales
Operational excellence
Opportunities
• Lean  cost
structure
• Customer
intimacy
• Efficient
hiring and
training
• Technical
expertise
• Past
performance

Integrated Network Solutions Page 16 2012 Investor and Analyst Meeting
IT Services revenue model
*Short term = product sales and contracts <12 months
Managed
services
59%
Product sales
11%
Staff
aug.
13%
Systems/
network
integration
16%
Sources of revenue
Short-term vs. long-term contracts*
Short-term
11%
Long-term
89%

HARRIS

NMCI
NAVY MARINE CORPS INTRANET
TODAY
NGEN
TOMORROW

Integrated Network Solutions Page 17 2012 Investor and Analyst Meeting
Managed services
RFP
May 10
Submit
July 18
Award
February 2013
Transport
Harris prime
Enterprise
Services
CSC prime
Combined
bid
CSC prime
• Harris-CSC team vs. HP
• New operating model – Federal Acquisition Regulation
(FAR) contract vs. commercial contract
• Single award to HP
– Commercial contract
• Harris currently delivers transport

## AMC relocation

## SOUTHCOM headquarters relocation

Integrated Network Solutions Page 18 2012 Investor and Analyst Meeting
Systems and network integration
• Potential program value:  $100M, 5 years
• Design and install IT equipment for U.S. Army Materiel
Command (AMC)
• Successful systems integration work led to long-term
managed services contract with AMC
Ft. Belvoir, VA
Huntsville,
AL
• Potential program value:  $75M, 2 years
• Migration of nine local Florida buildings and infrastructure into new headquarters
• Design, integration and migration of command, control,
communications, computers, and intelligence information
technology (C4/IT)

Integrated Network Solutions Page 19 2012 Investor and Analyst Meeting
Accessing new customers
through IDIQs
Fiscal 2013
*Awaiting recompete or new IDIQ award.
Fiscal 2011
CIO-SP2i
EAGLE I
ECS III
GSA schedules
(IT 70, PES, MOBIS)
NETCENTS
GSA Alliant
CIO-SP3
EAGLE II*
ECS IV*
ENCORE II
FBI IT SSS
GSA:  Cloud BPA*,
Connections II
NETCENTS 2*
T4
TCI Pillar*
ITES-2S
GSA schedules
(IT 70, PES, MOBIS)
GSA Alliant
ITES-2S
Source:  TechAmerica 2011 Vision Conference
DHS TacCom
60%
77%
2011 2017
% Federal IT spend
using IDIQs

Integrated Network Solutions Page 20 2012 Investor and Analyst Meeting
Healthcare Solutions – connecting
the full continuum of care
• Clinical enterprise portal
• Single sign-on / context management
• Business intelligence
• Express – for on-boarding to Nationwide
Health Information Network (NHIN)
• Enterprise imaging as a service
• Disaster recovery
• Secure image sharing
• Imaging software analytics
• Managed services networks
and IT infrastructure
• Cyber security
• Standards based enterprise
software and systems integration
Interoperability Imaging
Physicians Hospitals
Regional
exchanges
States
Federal
agencies
Commercial
enterprises
IT Managed Services

HARRIS

hp

SAIC

GENERAL DYNAMICS
Strength on Your Side

ManTech
International Corporation

LOCKHEED MARTIN

CACI

DELL
perotsystems

CSC

hp

Aetna
MEDICITY

OPTUM

ORION HEALTH

The Advisory Board Company

IBM

HCD
HEALTH CARE DATAWORKS

Integrated Network Solutions Page 21 2012 Investor and Analyst Meeting
Market drivers Competitive landscape
Healthcare Solutions – market and
competition
• U.S. policy (meaningful use and
accountable care) using
reimbursements to drive Healthcare
IT and incent interoperability
• Provide continuity of core and
lower costs
• Digital transformation and growing
complexity of IT
Healthcare IT spend
Harris addressable
($billion)
Government Commercial
Source:  IDC, HIMSS Analytics
0
2
4
6
8
10
12
14
2011 2012 2013 2014
2015

Clinician
Administrator
Consumer
Enterprise Service Bus
Laboratory
Pharmacy
Scheduling
Service

Location System
Medical Devices
WiFi Network
Other Devices
Clinician/ Administrator
Electronic Health Record

Integrated Network Solutions Page 22 2012 Investor and Analyst Meeting
Recent wins in federal healthcare
• Awarded June 2011
• 8 large + 7 small businesses
• $12B ceiling over 5 year ordering period
• Supports VA plan for a 21
st
century IT organization
• Upgrade IT, streamline operations, modernize care
• $112M awarded to date
VA – DoD Service Oriented Architecture Suite Wireless Infrastructure Installation
Awarded March 2012 Awarded September 2011
$80M over 5 years $19M over 2 years for 26 sites (eventually 85 more sites)
Deploy commercial enterprise service business to VA/DoD to
facilitate data sharing and application communication for iEHR
Install clinical and administrative WiFi infrastructure
VA Transformation Twenty-One Total Technology (T4) IDIQ

HARRIS

CAREfx®
+
+
+
–
+

HOSPITAL
GREAT SEAL OF THE STATE OF FLORIDA
IN GOD WE TRUST

CAREfx®

DEPARTMENT OF VETERANS AFFAIRS
UNITED STATES OF AMERICA
DEPARTMENT OF DEFENSE
UNITED STATES OF AMERICA
DEPARTMENT OF HEALTH & HUMAN SERVICES
USA

Integrated Network Solutions Page 23 2012 Investor and Analyst Meeting
Government
Healthcare – government growing,
commercial a work-in-progress
Commercial
Based on guidance provided May 1, 2012.
Profitability
Government
~10
~200
From startup to
$200M in 4 years
($million)
Healthcare Solutions revenue
FY08 FY09 FY10 FY11 FY12
Guid
FY13
Guid
Commercial

Integrated Network Solutions Page 24 2012 Investor and Analyst Meeting
2. Next generation software architecture
Commercial healthcare challenges
• Lost partners who
viewed Harris as a
competitor – other
partners purchased
by competitors
• Building the channel
through integrators
and consultants
CAREfx
®
orders
3 quarters YTD
Direct
Indirect
channel
1. Rebuild the channel
Typical Hospital  > 40 custom integration points
1. Labs 2. Radiology 3. Cardio 4… 40. Pharmacy
NextGen
Architecture
Based on guidance provided May 1, 2012.
• Current product requires high-cost customization
• New architecture based on Federal NHIN solution
• Converting from high-level customization to a
more configured solution…lowering costs
up
20%
down
67%
FY11 FY12
Guid

Integrated Network Solutions Page 25 2012 Investor and Analyst Meeting
Integrated Network Solutions
•
Harris CapRock and Healthcare
Solutions markets are large
and growing
•
IT Services market is flat/down
•
Harris CapRock revenue and
margins growing
•
Healthcare Solutions is a “tale of
two cities”...we are on the path to
fix the commercial business

Reconciliation of Non-GAAP Financial Measures and Regulation G Disclosures 2012 Investor and Analyst Meeting

Reconciliation of Non-GAAP Financial Measures Page 2
2012 Investor and Analyst Meeting
Regulation G Disclosures
To supplement our condensed consolidated financial statements presented in accordance with
U.S. generally accepted accounting principles (GAAP), we provide additional measures of segments’ operating income (loss) and income from continuing operations per diluted common share attributable to Harris Corporation common shareholders, adjusted to exclude certain costs, charges, expenses and losses. Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze Harris’
business trends and to understand Harris’ performance. In addition, Harris may utilize non-
GAAP financial measures as a guide in its forecasting, budgeting, and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with
GAAP follows:

Reconciliation of Non-GAAP Financial Measures Page 3
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. Brown’s Presentation – pages 4 and 18 and
Mr. McArthur’s Presentation – pages 2 and 3
($ in millions)
FY08 FY09 FY10 FY11 FY12P
Harris revenue 4,596.1 $         5,005.0 $        5,206.1 $        5,924.6 $        ~$5,450
Less Cyber Integrated Solutions revenue (0.7)                  (3.6)
Less Broadcast Communications revenue, adjusted for eliminations (640.1) (574.3) (480.4) (502.6)
Revenue, excluding Cyber Integrated Solutions and Broadcast Communications 3,956.0 $         4,430.7 $        4,725.0 $        5,418.4 $        ~$5,450
GAAP operating income - Harris 704.0 $            538.0 $           912.8 $           970.2 $           $935 - $974
Exclude GAAP operating loss - Cyber Integrated Solutions 3.5 22.4
Exclude GAAP operating (income) loss - Broadcast Communications, adjusted for eliminations (31.1) 243.7 32.7 2.5
GAAP operating income, excluding Cyber Integrated Solutions and Broadcast Communications 672.9 $            781.7 $           949.0 $           995.1 $           $935 - $974
Non-GAAP adjustments, excluding Cyber Integrated Solutions and Broadcast Communications 1.7                    (1) 10.1                 (2) 25.8                 (3) 46.6                 (4) 42 (5)
Non-GAAP operating income, excluding Cyber Integrated Solutions and Broadcast Communications 674.6 $            791.8 $           974.8 $           1,041.7 $        $977 - $1,016
Non-GAAP operating income margin 17.1% 17.9% 20.6% 19.2% 18% - 19%
(1) Adjustments relate to costs associated with our acquisition of Multimax Incorporated ("Multimax").
(2) Adjustments relate to costs associated with our acquisitions of the Tyco Electronics Wireless Systems business ("Wireless Systems") from Tyco Electronics Ltd. and
Crucial Security, Inc. ("Crucial Security").
(3) Adjustments relate to costs associated with our acquisitions of Wireless Systems, Crucial Security, the Air Traffic Control business unit of SolaCom Technologies Inc. ("SolaCom ATC"),
Patriot Technologies, LLC ("Patriot") and CapRock Holdings, Inc. and its subsidiaries, including CapRock Communications, Inc. (collectively, "CapRock").
(4) Adjustments relate to costs associated with our acquisitions of CapRock, the Global Connectivity Services business of the Schlumberger group ("Schlumberger GCS"),
Carefx Corporation ("Carefx") and the terrestrial network infrastructure assets of the government business of Core180, Inc. ("Core180").
(5) Adjustments relate to costs associated with our acquisitions of CapRock, Schlumberger GCS and Carefx.
Revenue / Operating Income Margin

Reconciliation of Non-GAAP Financial Measures Page 4
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. Brown’s Presentation – pages 4 and 18
Mr. McArthur’s Presentation – page 9
FY08 FY09 FY10 FY11 FY12P FY13P
Income from continuing operations per diluted share:
GAAP EPS - Harris 3.31 $   2.33 $   4.28 $   4.60 $    $4.90-5.00 $5.10-5.30
Less GAAP EPS - Cyber Integrated Solutions 0.01      0.11
Less GAAP EPS - Broadcast Communications (0.16)    1.40      0.13      (0.02)
and Broadcast Communications 3.15 $   3.73 $   4.42 $   4.69 $    $4.90-5.00 $5.10-5.30
Solutions and Broadcast Communications 0.01      (1) 0.05      (2) 0.15      (3) 0.29       (4) 0.25             (5)
Solutions and Broadcast Communications 3.16 $   3.78 $   4.57 $   4.98 $    $5.15-5.25 $5.10-5.30
(1) Adjustments relate to costs associated with our acquisition of Multimax.
(2) Adjustments relate to costs associated with our acquisitions of Wireless Systems and Crucial Security.
(3) Adjustments relate to costs associated with our acquisitions of Wireless Systems, Crucial Security, SolaCom ATC, Patriot and CapRock.
(4) Adjustments relate to costs associated with our acquisitions of CapRock, Schlumberger GCS, Core180 and Carefx.
(5) Adjustments relate to costs associated with our acquisitions of CapRock, Schlumberger GCS and Carefx.
GAAP EPS, excluding Cyber Integrated Solutions
Non-GAAP adjustments, excluding Cyber Integrated
Earnings Per Share
Fiscal '08 Actual to Fiscal '13 Guidance
Non-GAAP EPS, excluding Cyber Integrated

Reconciliation of Non-GAAP Financial Measures Page 5
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. McArthur’s Presentation – pages 2, 3 and 9 and
Mr. Pearson’s Presentation – page 3
($ in millions)
FY09 FY10 FY11 FY12P FY13P
GAAP operating income (loss) (133.6) $      85.3 $         70.2 $         $76 - $94 $130 - $184
Exclude Cyber Integrated Solutions operating loss 3.5 22.4
Exclude Broadcast Communications operating (income) loss, adjusted for eliminations 242.6 31.1 (1.9)
GAAP operating income, excluding Cyber Integrated Solutions and Broadcast Communications 109.0 $       119.9 $       90.7 $         $76 - $94 $130 - $184
Non-GAAP adjustments, excluding Cyber Integrated Solutions and Broadcast Communications -               4.1               (1) 46.6            (2) 42 (3)
Non-GAAP operating income, excluding Cyber Integrated Solutions and Broadcast Communications (A) 109.0 $       124.0 $       137.3 $       $118 - $136 $130 - $184
Integrated Network Solutions revenue 1,476.1 $    1,485.1 $    1,985.8 $    $1,575 - $1,604 $1,623 - $1,668
Less Cyber Integrated Solutions revenue -               (0.7)             (3.6)
Less Broadcast Communications revenue, adjusted for eliminations (578.8)         (484.9)         (536.9)
Revenue, excluding Cyber Integrated Solutions and Broadcast Communications (B) 897.3 $       999.5 $       1,445.3 $    $1,575 - $1,604 $1,623 - $1,668
Operating margin (A)/(B) 12.1% 12.4% 9.5% 7.5% to 8.5% 8% to 11%
(1) Adjustments relate to costs associated with our acquisitions of Patriot and CapRock.
(2) Adjustments relate to costs associated with our acquisitions of CapRock, Schlumberger GCS, Core180 and Carefx.
(3) Adjustments relate to costs associated with our acquisitions of CapRock, Schlumberger GCS and Carefx.
Integrated Network Solutions Segment - Operating Margin

Reconciliation of Non-GAAP Financial Measures Page 6
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. McArthur’s Presentation – pages 2, 3 and 9 and
Mr. Fox’s Presentation – page 3
($ in millions)
FY09 FY10 FY11 FY12P FY13P
GAAP operating income 199.2 $       227.4 $       227.0 $       $251 - $256 $256 - $264
Non-GAAP adjustments 0.6               (1) 2.4               (2)
Non-GAAP operating income (A) 199.8 $       229.8 $       227.0 $       $251 - $256 $256 - $264
Revenue (B) 1,864.2 $    1,747.3 $    1,776.5 $    $1,794 - $1,830 $1,830 - $1,885
Operating margin (A)/(B) 10.7% 13.2% 12.8% 14.0% 14.0%
(1) Adjustments relate to costs associated with our acquisition of Crucial Security.
(2) Adjustments relate to costs associated with our acquisitions of Crucial Security and SolaCom ATC.
Government Communications Systems Segment - Operating Margin

Reconciliation of Non-GAAP Financial Measures Page 7
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. McArthur’s Presentation – pages 2, 3 and 9 and
Mr. Mehnert’s Presentation – pages 3 and 6
($ in millions)
FY09 FY10 FY11 FY12P FY13P
GAAP operating income 571.5 $       707.4 $       787.0 $       $695 - $710 $607 - $647
Non-GAAP adjustments (1) 9.5               19.3
Non-GAAP operating income (A) 581.0 $       726.7 $       787.0 $       $695 - $710 $607 - $647
Revenue (B) 1,760.6 $    2,067.2 $    2,289.2 $    $2,106 - $2,152 $2,022 - $2,087
Operating margin (A)/(B) 33.0% 35.2% 34.4% 33.0% 30% to 31%
(1) Adjustments relate to costs associated with our acquisition of Wireless Systems.
RF Communications Segment - Operating Margin

Reconciliation of Non-GAAP Financial Measures Page 8
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. McArthur’s Presentation – page 4
($ in millions)
FY09 FY10 FY11 FY12P FY13P
Receivables 770.8 $      736.0 $      836.5 $      724.2 $      711.7 $
Inventories 607.2 615.3 720.8 634.9 590.5
Current other assets 58.6 32.8 58.9 59.7 62.7
Payables and accrued expenses (881.6) (836.6) (1,012.8) (837.7) (867.7)
Advance payments (121.7) (175.6) (232.8) (227.8) (188.1)
Net operating working capital (A) 433.3 371.9 370.6 353.3 309.1
150.9 123.2 110.8 - -
282.4 $      248.7 $      259.8 $      353.3 $      309.1 $
Revenue, excluding Cyber Integrated Solutions and Broadcast Communications (B) 4,430.7 $   4,725.0 $   5,418.5 $   5,450.0 $   5,504.0 $
Net operating working capital as a percentage of sales (A)/(B) 6.4% 5.3% 4.8% 6.5% 5.6%
Net Operating Working Capital as a Percentage of Sales
Less Cyber Integrated Solutions and Broadcast Communications net operating working capital, adjusted for eliminations
Ending net operating working capital - excluding Cyber Integrated Solutions and Broadcast Communications

Reconciliation of Non-GAAP Financial Measures Page 9
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. McArthur’s Presentation – pages 4, 5 and 9
($ in millions) Guidance Guidance
FY09 FY10 FY11 FY12* FY13*
Operating cash flow 666.8 $     802.7 $           833.1 $           825.0 $           850.0 $
Less capital expenditures (121.8)       (198.0)            (324.9)            (245.0)             (220.0)
Free cash flow (A) 545.0 $     604.7 $           508.2 $           580.0 $           630.0 $
GAAP net income 312.4 $     561.6 $           588.0 $           559.7 $           574.3 $
Exclude Cyber Integrated Solutions GAAP net loss -            2.1                   13.9
Exclude Broadcast Communications GAAP net (income) loss 187.3        17.4                 (2.2)
GAAP net income, excluding Broadcast Communications and Cyber Integrated Solutions 499.7        581.1               599.7               559.7               574.3
Non-GAAP adjustments, excluding Cyber Integrated Solutions and Broadcast Communications 6.4            (1) 19.7                 (2) 36.8                 (3) 41.5                 (4)
Non-GAAP net income, excluding Cyber Integrated Solutions and Broadcast Communications (B) 506.1 $     600.8 $           636.5 $           601.2 $           574.3 $
Free cash flow / net income (A) / (B) 108% 101% 80% 96% 110%
(1) Adjustments relate to costs associated with our acquisitions of Wireless Systems and Crucial Security.
(2) Adjustments relate to costs associated with our acquisitions of Wireless Systems, Crucial Security, SolaCom ATC, Patriot and CapRock.
(3) Adjustments relate to costs associated with our acquisitions of CapRock, Schlumberger GCS, Core180 and Carefx.
(4) Adjustments relate to costs associated with our acquisitions of CapRock, Schlumberger GCS and Carefx.
* Based on mid-point of guidance provided May 1, 2012.
Free Cash Flow

Reconciliation of Non-GAAP Financial Measures Page 10
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. McArthur’s Presentation – page 8
($ in millions)
FY11 FY12P
GAAP operating income (1) 970.2 $        957.1 $
Taxes (~33%) (323.4)         (317.8)
GAAP operating income after-tax (A) 646.8 $        639.3 $
Equity 2,512.0 $     1,984.5 $
Debt 2,072.1        2,019.9
Capital lease adjustment (2) 129.6           137.9
Cash and cash equivalents (366.9)         (300.0)
Ending invested capital 4,346.8        3,842.3
Beginning invested capital 3,071.8        4,346.8
Average invested capital (B) 3,709.3 $     4,094.6 $
Return on invested capital (A)/(B) 17.4% 15.6%
(1) FY12P excludes Cyber Integrated Solutions and Broadcast Communications.
(2) Adjustment made to reflect rating agency guidelines.
Return on Invested Capital

Reconciliation of Non-GAAP Financial Measures Page 11
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. McArthur’s Presentation – page 8
($ in millions)
FY11 FY12P
Short-term debt 180.0 $       131.5 $
Current portion of long-term debt 4.9               5.2
Capital lease adjustment (1) 129.6          137.9
Long-term debt 1,887.2       1,883.2
Debt (A) 2,201.7 $    2,157.8 $
Equity 2,512.0       1,984.5
Debt plus equity (total capital) (B) 4,713.7 $    4,142.3 $
Debt to total capital (A)/(B) 46.7% 52.1%
(1) Adjustment made to reflect rating agency guidelines.
Debt to Total Capital

Reconciliation of Non-GAAP Financial Measures Page 12
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. McArthur’s Presentation – page 8
($ in millions)
FY11 FY12P
Short-term debt 180.0 $     131.5 $
Current portion of long-term debt 4.9            5.2
Capital lease adjustment (1) 129.6        137.9
Long-term debt 1,887.2     1,883.2
Total debt (A) 2,201.7 $  2,157.8 $
GAAP income before income taxes (2) 880.7 $     858.0 $
Net interest expense 87.6          110.1
Depreciation and amortization 212.0        264.5
EBITDA (B) 1,180.3 $  1,232.6 $
Debt / EBITDA (A)/(B) 1.9            times 1.8                   times
($ in millions)
FY11 FY12P
GAAP income before income taxes (2) 880.7 $     858.0 $
Net interest expense 87.6          110.1
Depreciation and amortization 212.0        264.5
EBITDA (C) 1,180.3 $  1,232.6 $
Net interest expense (D) 87.6 $       110.1 $
EBITDA / interest expense (C)/(D) 13.5          times 11.2                 times
(1) Adjustment made to reflect rating agency guidelines.
(2) FY12P excludes amounts for Cyber Integrated Solutions and Broadcast Communications.
Debt to EBITDA
EBITDA to Interest Expense

Reconciliation of Non-GAAP Financial Measures Page 13
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. McArthur’s Presentation – page 8
($ in millions)
FY11 FY12P
Operating cash flow 833.1 $       825.0 $
Less capital expenditures (324.9)         (245.0)
Free cash flow (C) 508.2 $       580.0 $
Debt (D) 2,201.7 $    2,157.8 $
Free cash flow to debt (C)/(D) 23.1% 26.9%
Free Cash Flow to Debt

Reconciliation of Non-GAAP Financial Measures Page 14
2012 Investor and Analyst Meeting
Reconciliation of Non-GAAP Financial Measures
Mr. Pearson’s Presentation – page 12
($ in millions)
FY09 FY10 FY11 FY12P
Revenue 32.8 $         34.2 $         449.6 $               632.2 $
Impact of acquisitions (1) 492.2          544.8          159.5                  -
Pro forma revenue 525.0 $       579.0 $       609.1 $               632.2 $
GAAP operating income (loss) 0.8 $           (0.6) $          (21.9) $                7.4 $
Impact of acquisitions (1) 41.1            45.0            18.3                    -
Non-GAAP adjustments -             2.6               (2) 44.3                    (1) 39.2               (3)
Pro forma operating income 41.9 $         47.0 $         40.7 $                 46.6 $
ROS 8% 8% 7% 7%
(1) Adjustments relate to our acquisitions of CapRock, Schlumberger GCS and Core180.
(2) Adjustments relate to our acquisition of CapRock.
(3) Adjustments relate to our acquisitions of CapRock and Schlumberger GCS.
Harris CapRock - Pro forma basis